UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 10, 2003

HealthGate Data Corp.

(Exact name of registrant as specified in its charter)

Commission file number      0-28701

Delaware	04-3220927
(State or other jurisdiction of incorporation)	(IRS employer identification no.)

25 Corporate Drive, Suite 310, Burlington, Massachusetts  01803

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (781) 685-4000

HealthGate Data Corp.

Form 8-K

Item 5.  Other Events

On July 10, 2003, HealthGate Data Corp. (the “Company”) issued a press release announcing that the Company and PlanetGov Inc. won a contract to support a web portal project at the Department of Veterans Affairs.  A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

HealthGate Data Corp.

Date: July 10, 2003	By:	/s/ William S. Reece
William S. Reece
Chairman and Chief Executive Officer

Date: July 10, 2003	By:	/s/ Veronica Zsolcsak
Veronica Zsolcsak
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 10, 2003